UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   12 May 2011

Ensco plc (Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7659 4660 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Five-Year Credit Facility

On 12 May 2011, Ensco plc (the “Company”) and its subsidiaries, ENSCO International Incorporated, ENSCO Universal Limited, ENSCO Offshore International Company, ENSCO United Incorporated and ENSCO Global Limited, entered into a Third Amended and Restated Credit Agreement (the “5-Year Credit Facility”), with a syndicate of banks that are parties thereto, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc. as Syndication Agent, Wells Fargo Bank, National Association and DnB NOR Bank ASA as Co-Documentation Agents, and Citibank, N.A., Deutsche Bank AG New York Branch, Wells Fargo Bank, National Association and DnB NOR Bank ASA, each as an Issuing Bank.  If the Company’s proposed acquisition of Pride International, Inc. (the “Pride Merger”) is completed, Pride International, Inc., and certain of its subsidiaries will become borrowers and/or guarantors of the 5-Year Credit Facility at the closing of the Pride Merger.

The 5-Year Credit Facility initially provides for a $700 million unsecured revolving credit facility to be used for general corporate purposes.  Upon satisfying certain conditions at the closing of the Pride Merger, the aggregate borrowing capacity will be increased to $1.45 billion.  The 5-Year Credit Facility has a five-year term, expiring 12 May 2016, and replaces the Company’s $700 million five-year credit agreement with the lenders and other parties signatory thereto, which was scheduled to mature on 28 May 2014, and the related Guaranty made by the Company in favor of Citibank, N.A. (together, the “Prior Credit Facility”).

Advances under the 5-Year Credit Facility bear interest at LIBOR plus an applicable margin rate depending on the Company’s credit rating, and amounts repaid may be re-borrowed during the term. The Company is required to pay a quarterly undrawn facility fee on the total commitment, which also is based on the Company’s credit rating.

The 5-Year Credit Facility contains customary restrictive covenants, including, among others, prohibitions on creating, incurring or assuming certain liens; entering into certain merger arrangements; selling, leasing, transferring or otherwise disposing of all or substantially all of its assets; making a material change in the nature of the business; and entering into certain transactions with affiliates. The Company is required to maintain a debt to total capitalization ratio less than or equal to 50%. There are no other financial covenants. The Company has the right, subject to lender consent, to increase the commitments under the 5-Year Credit Facility to an aggregate amount of up to $1.7 billion.

The 5-Year Credit Facility contains customary provisions regarding events of default, which could result in an acceleration in amounts due, including among others, payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, cross-default to other debt obligations, change of control, certain judgments and ERISA matters.

In addition to the Company, its wholly-owned subsidiaries ENSCO International Incorporated, ENSCO Universal Limited and ENSCO Offshore International Company may also borrow under the 5-Year Credit Facility. The Company and three of its wholly-owned subsidiaries, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, have issued the Third Amended and Restated Guaranty in favor of the lenders, pursuant to which each has guaranteed the payment of all obligations under the 5-Year Credit Facility.

The foregoing description of the 5-Year Credit Facility does not purport to be complete and is qualified in its entirety by reference to the 5-Year Credit Facility, a copy of which along with a copy of the Third Amended and Restated Guaranty are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

364-Day Credit Facility

On 12 May 2011, the Company and its subsidiaries, ENSCO International Incorporated, ENSCO Universal Limited, ENSCO Offshore International Company, ENSCO United Incorporated and ENSCO Global Limited, entered into a 364-Day Credit Agreement (the “364-Day Credit Facility”), with a syndicate of banks that are parties thereto, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc. as Syndication Agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as Joint Lead Arrangers and Joint Book Managers.  If the Pride Merger is completed, Pride International, Inc., and certain of its subsidiaries will become borrowers and/or guarantors of the 364-Day Credit Facility at the closing of the Pride Merger.

The 364-Day Credit Facility will not be available for borrowing until certain conditions at the closing of the Pride Merger are satisfied, at which point, the $450 million unsecured, revolving credit facility will become available to be used for general corporate purposes.  The 364-Day Credit Facility will expire on the earlier of 11 May 2012, or the date of the termination of the lender commitments as set forth in the 364-Day Credit Facility.  At the Company’s election prior to maturity, amounts outstanding under the 364-Day Credit Facility may be converted into a term loan with a maturity date of 11 May 2013 upon payment of a fee equal to 1% of the amounts converted.

Advances under the 364-Day Credit Facility will bear interest at LIBOR plus an applicable margin rate depending on the Company’s credit rating, and amounts repaid may be re-borrowed during the term. The Company is required to pay a quarterly undrawn facility fee on the total commitment, which also is based on the Company’s credit rating.

The 364-Day Credit Facility contains customary restrictive covenants, including, among others, prohibitions on creating, incurring or assuming certain liens; entering into certain merger arrangements; selling, leasing, transferring or otherwise disposing of all or substantially all of its assets; making a material change in the nature of the business; and entering into certain transactions with affiliates. The Company is required to maintain a debt to total capitalization ratio less than or equal to 50%. There are no other financial covenants. The Company has the right, subject to lender consent, to increase the commitments under the 364-Day Credit Facility to an aggregate amount of up to $550 million.

The 364-Day Credit Facility contains customary provisions regarding events of default, which could result in an acceleration in amounts due, including among others, payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, cross-default to other debt obligations, change of control, certain judgments and ERISA matters.

In addition to the Company, its wholly-owned subsidiaries ENSCO International Incorporated, ENSCO Universal Limited and ENSCO Offshore International Company may also borrow under the 364-Day Credit Facility. The Company and three of its wholly-owned subsidiaries, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, have issued the 364-Day Guaranty in favor of the lenders, pursuant to which each has guaranteed the payment of all obligations under the 364-Day Credit Facility.

The foregoing description of the 364-Day Credit Facility does not purport to be complete and is qualified in its entirety by reference to the 364-Day Credit Facility, a copy of which along with a copy of the 364-Day Guaranty are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The discussion of the Prior Credit Facility set forth in response to Item 1.01 above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the 5-Year Credit Facility and 364-Day Credit Facility set forth in response to Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

      Exhibit No.         Description of Exhibit

10.1.
Third Amended and Restated Credit Agreement, dated as of 12 May 2011, among Ensco plc, ENSCO International Incorporated, ENSCO Universal Limited, and ENSCO Offshore International Company, as Borrowers, Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, the Banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc., as Syndication Agent, and Citibank, N.A., Deutsche Bank AG New York Branch, Wells Fargo Bank, National Association and DnB NOR Bank ASA, each as an Issuing Bank.

10.2.
Third Amended and Restated Guaranty, dated as of 12 May 2011, made by Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, in favor of Citibank, N.A., as Administrative Agent under the Third Amended and Restated Credit Agreement.

10.3.
364-Day Credit Agreement, dated as of 12 May 2011, among Ensco plc, ENSCO International Incorporated, ENSCO Universal Limited, and ENSCO Offshore International Company, as Borrowers, Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, the Banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc. as Syndication Agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as Joint Lead Arrangers and Joint Book Managers.

10.4.
364-Day Guaranty, dated as of 12 May 2011, made by Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, in favor of Citibank, N.A., as Administrative Agent under the 364-Day Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: 18 May 2011	/s/ Douglas J. Manko Douglas J. Manko Controller and Assistant Secretary

EXHIBIT INDEX
Exhibit
Number                Description

10.1.
Third Amended and Restated Credit Agreement, dated as of 12 May 2011, among Ensco plc, ENSCO International Incorporated, ENSCO Universal Limited, and ENSCO Offshore International Company, as Borrowers, Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, the Banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc., as Syndication Agent, and Citibank, N.A., Deutsche Bank AG New York Branch, Wells Fargo Bank, National Association and DnB NOR Bank ASA, each as an Issuing Bank.

10.2.
Third Amended and Restated Guaranty, dated as of 12 May 2011, made by Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, in favor of Citibank, N.A., as Administrative Agent under the Third Amended and Restated Credit Agreement.

10.3.
364-Day Credit Agreement, dated as of 12 May 2011, among Ensco plc, ENSCO International Incorporated, ENSCO Universal Limited, and ENSCO Offshore International Company, as Borrowers, Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, the Banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities, Inc. as Syndication Agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as Joint Lead Arrangers and Joint Book Managers.

10.4.
364-Day Guaranty, dated as of 12 May 2011, made by Ensco plc, ENSCO Global Limited, ENSCO United Incorporated and ENSCO International Incorporated, as Guarantors, in favor of Citibank, N.A., as Administrative Agent under the 364-Day Credit Agreement.